Exhibit 99.1

SECURITIES EXCHANGE AGREEMENT

THIS AGREEMENT is made effective as of the __22___ day of ___March_, 2007,

AMONG:

BI-OPTIC VENTURES INC. a company incorporated under the laws of British Columbia and having an office at suite 1518 – 1030 West Georgia Street, Vancouver, British Columbia, V6E 2Y3, Canada

(“Bi-Optic”)

AND:

PACIFIC BIO-PHARMACEUTICALS INC., a company incorporated under the laws of Nevada and having a place of business at 10532 Walker Street, #B, Cypress, California, 90630, USA

(“Pacific")

AND:

PRB PHARMACEUTICALS, INC., a company incorporated under the laws of Delaware and having a place of business at 0532 Walker Street, #B, Cypress, California, 90630, USA

(“PRB")

AND:

THE HOLDERS OF SECURITIES ISSUED BY PACIFIC, as listed in Schedule A attached hereto

(collectively, the "Pacific Shareholders")

WHEREAS:

A.

Bi-Optic is a company listed on the NEX board of the TSX Venture Exchange and the NASD OTC Bulletin Board;

B.

The Pacific Shareholders are the legal and beneficial owners of all of the securities issued by Pacific; and

C.

Bi-Optic wishes to purchase all of the issued and outstanding securities of Pacific from the Pacific Shareholders in exchange for securities of Bi-Optic, upon and subject to the terms and conditions set forth in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree each with the other as follows:

1.

INTERPRETATION

1.1

Defined terms - The following terms have the following meanings in this Agreement:

(a)

"Acquisition" means the acquisition of the Pacific Shares by Bi-Optic in exchange for the Bi-Optic Shares upon and subject to the terms and conditions of this Agreement;

(b)

“Applicable Laws” means all applicable rules, policies, notices, orders and legislation of any kind whatsoever of any governmental authority, regulatory body or stock exchange having jurisdiction over the transactions contemplated hereby;

(c)

“Assets” means certain assets held by Pacific, as set out in Schedule “B” hereto;

(d)

“Assumed Contracts” means all of the contracts associated with the Assets, as set out in Schedule “C” hereto;

(e)

“Bi-Optic” means Bi-Optic Ventures Inc.;

(f)

“Bi-Optic Financial Statements” means the audited financial statements of Bi-Optic for the years ended February 28, 2003, 2004 and 2005 and the unaudited financial statements for the nine month period ended November 30, 2006, all as filed with the applicable Canadian securities regulators;

(g)

“Bi-Optic Shares” means the common shares in the capital of Bi-Optic, as such shares may be constituted from time to time;

(h)

"Circular" means the information circular to be sent to the shareholders of Bi-Optic that will provide comprehensive disclosure concerning the transactions contemplated hereunder in the form required by the Exchange and Applicable Laws;

(i)

“Closing” means the completion of the purchase and sale of the Pacific Shares as contemplated in this Agreement at the offices of DuMoulin Black LLP, 10th Floor, 595 Howe Street, Vancouver, British Columbia;

(j)

“Closing Date” means the date which is five business days after the date that all Regulatory Approvals are received, or such other date upon which Bi-Optic and Pacific may mutually agree;

(k)

“Effective Date” means the date of this Agreement;

(l)

“Escrow Agreement” has the meaning assigned in paragraph 2.2;

(m)

“Exchange” means the TSX Venture Exchange;

(n)

"Gateway" means Gateway Securities Inc., which has been engaged by Bi-Optic to act as sponsor for the Acquisition and the RTO and as agent in connection with a portion of the Private Placement;

(o)

“License Agreement” means the asset purchase agreement dated October 18, 2006 among Pacific, PRB, and certain shareholders of PRB, through which Pacific acquired  the Assets from PRB;

(p)

"Name Change" means the change of the name of Bi-Optic to "Pacific Biopharmaceuticals International Inc.” or such other name as may be approved by the directors and shareholders of Bi-Optic and the Exchange;

(q)

“Pacific” means Pacific Bio-Pharmaceuticals Inc.;

(r)

“Pacific Shareholders” means the persons who own all of the Pacific Shares, as set out in Schedule A to this Agreement;

(s)

“Pacific Financial Statements” means the audited financial statements for the years ended December 31, 2006 and the interim financial statements for the three months ended March 31, 2007;

(t)

"Pacific Shares" means all of the issued and outstanding common shares in the capital of Pacific, as such shares may be constituted from time to time;

(u)

"Product" means:

(i)

Vira 38, a general antiviral OTC product that has been demonstrated to be highly effective against human influenza illness.  In addition, certain components of Vira 38 have been demonstrated to be effective against the highly pathogenic avian influenza virus (H5N1) in ovo and in vitro.  The general formulation of Vira 38 includes synergistic combinations of anthocyanidins, catechins, theaflavins, NAC and alpha lipoic acid; and

(ii)

Vira 38 FluStat, an antiviral product designed to prevent avian influenza (H5N1) viral infections in poultry.  Vira 38 FluStat has been demonstrated to be effective at reducing mortality in poultry infected with H5N1 and exotic newcastles disease.  All of the components of Vira 38 FluSTat are also found in Vira 38 and include synergistic combinations of catechines, theaflavins, NAC and alpha lipoic acid;

(v)

“PRB” means PRB Pharmaceuticals Inc.;

(w)

"Private Placement" means the offering and sale of up to 4,000,000 Bi-Optic units at $0.50 per unit, each such unit to consist of one share and one-half of one share purchase warrant.  Each whole warrant will be exercisable into one common share for a period of one year from closing at a price of $0.65;

(x)

“Regulatory Approvals” means all third party approvals required in order for all of the transactions contemplated hereby to be carried out, including without limitation, the Exchange, the British Columbia Securities Commission, and the British Columbia Registrar of Companies;

(y)

“Securities Act” means the Securities Act (British Columbia);

(z)

"Territory" means anywhere in the world except in the United States of America and its territories and possessions, both retail and wholesale sales outlets, including but not limited to drug stores, food stores, health foods stores and mass merchandise outlets; and

(aa)

“Time of Closing” means 3:00 p.m. (Vancouver, B.C. local time) on the Closing Date.

1.2

Schedules – The Schedules attached hereto constitute a part of this Agreement.

1.3

Headings - The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

1.4

Interpretation - Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

1.5

Currency – Unless otherwise stated, all references to money in this Agreement shall be deemed to be references to the currency of Canada.

2.

PURCHASE AND SALE

2.1

Agreement - Upon and subject to the terms and conditions of this Agreement, each of the Pacific Shareholders hereby agrees to sell the Pacific Shares owned by the Pacific Shareholder to Bi-Optic, and Bi-Optic agrees to purchase all of the Pacific Shares from the Pacific Shareholders, on the Closing Date, on the basis of one Bi-Optic Share for every one Pacific Share.  The deemed value of each Bi-Optic Share will be $0.31, and the deemed value of each Pacific Share will be $0.31.

2.2

Escrow - The Bi-Optic Shares received by “Principals”, as defined in the Exchange's policies, will also be subject to escrow conditions prescribed by the Exchange pursuant to the terms of an agreement (the “Escrow Agreement”) to be entered into among Bi-Optic, the “Principals” and Pacific Corporate Trust Company.  Bi-Optic agrees to use its commercially reasonable efforts and to take all practical steps available to it to ensure that the Exchange does not impose any escrow conditions in excess of 18 months, in the case of a Tier 1 listing, or three years, in the case of a Tier 2 listing, on the Bi-Optic Shares issued to the Principals on Closing. Bi-Optic further agrees to take all practical steps to have the escrow restrictions changed as soon as possible following any change in its status from Tier 2 to Tier 1.

2.3

Acknowledgements – Each of the Pacific Shareholders acknowledges and agrees with Bi-Optic that:

(a)

the transfer of the Pacific Shares and the issuance of the Bi-Optic Shares will be made pursuant to appropriate exemptions (the "Exemptions") from the formal takeover bid and registration and prospectus (or equivalent requirements) of the Applicable Laws;

(b)

as a consequence of acquiring the Bi-Optic Shares pursuant to the Exemptions:

(i)

the Pacific Shareholder is restricted from using certain of the civil remedies available under the Applicable Laws;

(ii)

the Pacific Shareholder may not receive information that might otherwise be required to be provided to the Pacific Shareholders, and Bi-Optic is relieved from certain obligations that would otherwise apply under the Securities Act if the Exemptions were not being relied upon by Bi-Optic; and

(iii)

no securities commission, stock exchange or similar regulatory authority has reviewed or passed on the merits of an investment in the Bi-Optic Shares;

(c)

the certificates representing the Bi-Optic Shares will bear such legends as may be required by Applicable Laws;

(d)

if the Pacific Shareholder is a resident of any jurisdiction other than British Columbia, then the Pacific Shareholder is knowledgeable of, or has been independently advised as to, the Applicable Laws of that jurisdiction which apply to the sale of the Pacific Shares and the issuance of the Bi-Optic Shares and which may impose restrictions on the resale of such Bi-Optic Shares in that jurisdiction and it is the responsibility of the Pacific Shareholder to find out what those trade restrictions are, and to comply with them before selling the Bi-Optic Shares; and

(e)

without in any way limiting the generality of the foregoing, the Securities Act provides that the Pacific Shareholders must hold and may not sell, transfer or in any manner dispose of the Bi-Optic Shares or the securities convertible into the Bi-Optic Shares in British Columbia until four months after the date of issue of the Bi-Optic Shares unless the disposition is made in compliance with the British Columbia Securities Act.

3.

CHANGE IN DIRECTORS AND OFFICERS OF BI-OPTIC

3.1

New directors – Effective as of the Closing, the directors and officers of Bi-Optic will consist of:

Harry Chew

Chairman, CEO, and Director

Terrance G. Owen

President and Director

Theodore Y. Nitta

Director and CFO

Sonny Chew

Secretary and Director

or, if any of such persons are not acceptable to the Exchange, such persons agreed upon by Bi-Optic and Pacific as may be acceptable to the Exchange.

3.2

PIFs - Pacific and Bi-Optic, as applicable, shall also deliver a Form 2A – Personal Information/Consent Form of the Exchange duly completed by each of the proposed directors and officers to Bi-Optic in a timely manner.

3.3

Resignations – At the Closing, Bi-Optic shall deliver resignations of those directors and officers of Bi-Optic who are either not continuing with Bi-Optic or are continuing in a different capacity or role, such resignations to include waivers in respect of any liabilities of Bi-Optic to them in a form acceptable to Pacific, acting reasonably.

3.4

Consents - At Closing, Bi-Optic and Pacific, as applicable, shall deliver in respect of their nominees as directors duly completed consents to act as a director of Bi-Optic.  Effective as of the Closing, the senior officers of Bi-Optic will be chosen by the Board of Directors.

3.5

Engagement of consultants - Upon Closing, PRB shall be retained by Bi-Optic in a consulting or other capacity to be mutually agreed for a period of 3 years on terms and conditions to be determined.

4.

CHANGE IN DIRECTORS AND OFFICERS OF PACIFIC

4.1

New directors – Effective as of the Closing, the directors and officers of Pacific will consist of:

Harry Chew

Chairman and Director

Terrance G. Owen

President

Theodore Y. Nitta

Director

or, if any of such persons are not acceptable to the Exchange, such persons agreed upon by Bi-Optic and Pacific as may be acceptable to the Exchange.

4.2

PIFs - Pacific and Bi-Optic, as applicable, shall also deliver a Form 2A – Personal Information/Consent Form of the Exchange duly completed by each of the proposed directors and officers to Pacific in a timely manner.

4.3

Resignations – At the Closing, Pacific shall deliver resignations of those directors and officers of Pacific who are either not continuing with Pacific or are continuing in a different capacity or role, such resignations to include waivers in respect of any liabilities of Pacific to them in a form acceptable to Bi-Optic, acting reasonably.

4.4

Consents - At Closing, Bi-Optic and Pacific, as applicable, shall deliver in respect of their nominees as directors duly completed consents to act as a director of Pacific.  Effective as of the Closing, the senior officers of Pacific will be chosen by the Board of Directors.

5.

COVENANTS AND AGREEMENTS

5.1

Given by Pacific and the Pacific Shareholders – Pacific and the Pacific Shareholders covenant and agree with Bi-Optic that:

(a)

Pacific will permit Bi-Optic representatives, at their own cost, full access to their respective books, records and property including, without limitation, all of the assets, contracts, financial records and minute books of Pacific, so as to permit Bi-Optic to make such investigation of Pacific as Bi-Optic deems necessary;

(b)

Pacific and the Pacific Shareholders will provide to Bi-Optic all such further documents, instruments and materials and do all such acts and things as may be required by Bi-Optic to obtain the Regulatory Approvals;

(c)

Pacific and the Pacific Shareholders will do all such acts and things necessary to ensure that all of the representations and warranties of Pacific remain true and correct and not do any such act or thing that would render any representation or warranty untrue or incorrect;

(d)

Pacific and the Pacific Shareholders will, from and including the Effective Date through to and including the Time of Closing, preserve and protect the goodwill, assets, business and undertaking of Pacific and, without limiting the generality of the foregoing, carry on the business of Pacific in a reasonable and prudent manner;

(e)

Pacific and the Pacific Shareholders will from and including the Effective Date through to and including the Time of Closing, not sell or dispose of any of the Assets;

(f)

Pacific and the Pacific Shareholders will deliver to Bi-Optic such disclosure and to certify to the British Columbia Securities Commission, Exchange, and Bi-Optic that the disclosure in Bi-Optic’s information circular with respect to Pacific constitutes full, true and plain disclosure;

(g)

Pacific and the Pacific Shareholders will use their respective commercially reasonable efforts to obtain all required third party consents to be able to deliver 100% of the Pacific Shares on Closing;

(h)

Pacific and the Pacific Shareholders will obtain all required approvals to the Acquisition;

(i)

Pacific and the Pacific Shareholders will assist Bi-Optic with obtaining all approvals of the shareholders of Bi-Optic and the Regulatory Approvals by providing Bi-Optic with:

(i)

the information it requires for the Circular; and

(ii)

such other documents as Bi-Optic may reasonably request;

(j)

Pacific and the Pacific Shareholders will, if sponsorship is required by the Exchange, co-operate with the sponsor in respect of its work to complete a sponsorship report acceptable to the Exchange;

(k)

Pacific and the Pacific Shareholders will co-operate with any valuator retained by Bi-Optic to value the Pacific Shares;

(l)

Pacific and the Pacific Shareholders will comply with the terms hereof and faithfully and expeditiously seek to satisfy the conditions precedent set out and to close the Acquisition and related transactions by April 30, 2007 and in any event no later than June 30, 2007;

(m)

Pacific and the Pacific Shareholders will not enter into any agreement or understanding with any other party to issue any securities without the prior written consent of Bi-Optic, such consent not to be unreasonably withheld;

(n)

Pacific and the Pacific Shareholders will indemnify and hold harmless Bi-Optic from and against:

(i)

any and all debts, obligations and liabilities, whether accrued, absolute, contingent or otherwise, existing at the time of Closing, respecting the Assets, except for the Assumed Liabilities;

(ii)

any and all damage or deficiency resulting from any misrepresentation, misstatement, breach of warranty or the non-fulfillment of any covenant on the part of Pacific or the Pacific Shareholders under this Agreement or under any document or instrument delivered pursuant hereto; and

(iii)

any and all claims, actions, suits, proceedings, demands, assessments, judgments, charges, penalties, costs and expenses (including the full amount of any legal expenses invoiced to Bi-Optic) which arise or are made or claimed against or are suffered or incurred by Bi-Optic in respect of any of the foregoing; and

(o)

Pacific will not:

(i)

issue any securities, including debt instruments, other than for the exercise of existing warrants or stock options, except in the ordinary course of business;

(ii)

declare or pay any dividends or distribute any of its properties or assets to its shareholders;

(iii)

enter into any material contract, other than in the ordinary course of business;

(iv)

alter or amend its articles or constating documents;

(v)

sell, transfer or dispose of or create any mortgage, pledge, waiver or other encumbrance or a security interest on or in respect of the whole or any material part of its assets, other than in the ordinary course of business;

(vi)

make any capital expenditures and will not engage in any activity that causes depletion to its assets or its business, other than in the ordinary course of business or as contemplated herein; or

(vii)

enter into any transaction, or incur any obligation, not in the ordinary course of business, or enter into any transaction with a party with whom Pacific does not deal with at arm's length.

5.2

Given by Bi-Optic - Bi-Optic covenants and agrees with the Pacific Shareholders and Pacific that Bi-Optic will:

(a)

permit representatives of Pacific and the Pacific Shareholders full access to Bi-Optic’s property, books and records including, without limitation, all of the assets, contracts, financial records and minute books of Bi-Optic, so as to permit such investigation of Bi-Optic as Pacific and the Pacific Shareholders deem reasonably necessary;

(b)

use its commercially reasonable best efforts to obtain, in a timely manner, all necessary shareholder and Regulatory Approvals for the transactions contemplated hereunder;

(c)

use its commercially reasonable best efforts to ensure that the Exchange does not impose any escrow conditions on the Bi-Optic Shares in excess of three years;

(d)

prepare the Circular, file it with the Exchange, and, upon receipt of the approval of the Exchange to do so, mail the Circular to its shareholders;

(e)

if required by the Exchange, retain a sponsor to provide a sponsorship report to the Exchange in respect of the Acquisition;

(f)

if required by the Exchange, retain a valuator to provide a valuation of the Pacific Shares;

(g)

not enter into any agreement or understanding with any other party to issue any securities without the prior written consent of Pacific, such consent not to be unreasonably withheld;

(h)

use its reasonable commercial efforts to obtain Exchange approval of the listing of Bi-Optic as a Tier 1 Issuer or, at a minimum, a Tier 2 Issuer under the policies of the Exchange;

(i)

obtain Exchange acceptance that the value of the Pacific Shares justifies the issuance of the Bi-Optic Shares to the Pacific Shareholders pursuant to section 2.1 of this Agreement as "Value Securities" (under Exchange Policy 5.4) to the satisfaction of the Exchange;

(j)

comply with the terms hereof and faithfully and expeditiously seek to satisfy the conditions precedent set out below and to close the Acquisition and related transactions by April 30, 2007 and in any event no later than June 30, 2007;

(k)

from and including the Effective Date through to and including the Time of Closing, do all such acts and things necessary to ensure that all of the representations and warranties of Bi-Optic remain true and correct and not do any such act or thing that would render any representation or warranty of Bi-Optic untrue or incorrect;

(l)

from and including the Effective Date through to and including the Time of Closing, to use its best efforts to ensure that its common shares remain listed on the NEX Board of the Exchange and that it remains in good standing under all applicable laws;

(m)

use its reasonable commercial efforts to carry out the Private Placement; and

(n)

on or before the Closing Date, change its name to “Pacific Biopharmaceuticals International Inc.” or a similar name, subject to regulatory and shareholder approval.

5.3

Given by Pacific and PRB – Pacific and PRB covenant and agree that Bi-Optic may rely on the representations and warranties made by Pacific and PRB in the License Agreement as if such representations and warranties were made to Bi-Optic, and that such representations and warranties will be accurate in all material respects as of the Closing Date as if then made.  In consideration of PRB's foregoing covenant, Bi-Optic hereby agrees to pay PRB the sum of $1.

6.

FINDER'S FEE

Pursuant to an agreement dated October 18, 2006 between Bi-Optic and Ji Yong Pyo, Bi-Optic has agreed to pay a finder's fee of 500,000 common shares to Ji Yong Pyo in connection with the transactions contemplated hereby, which finder's fee will be subject to Exchange approval.

7.

VALUATION AND SPONSORSHIP COST

Bi-Optic shall commission and be responsible for the fees and costs relating to the valuation of the Pacific Shares and the sponsorship by a member firm of the Exchange, if required by the Exchange, except that Bi-Optic shall not be responsible and Pacific shall reimburse Bi-Optic for any such amounts paid by Bi-Optic if the Closing is not completed as a result of Pacific or any of the Pacific Shareholders failing or refusing to complete the Closing without lawful excuse.

8.

CONDITIONS PRECEDENT

8.1

In favour of all parties - The obligations of all parties under this Agreement are subject to the fulfillment of the following conditions:

(a)

all parties shall have been able to complete investigations into the affairs of the other party hereto to their reasonable satisfaction by the date upon which the shareholders of Bi-Optic approve the transactions contemplated hereby;

(b)

receipt of all necessary Regulatory Approvals including approval of the Exchange;

(c)

the passing of all required resolutions by the directors and shareholders of Bi-Optic and Pacific approving the purchase of the Pacific Shares on the terms contemplated by this Agreement;

(d)

Bi-Optic being in a position to close the Private Placement, concurrently with the Closing or on or about a point in time thereafter to be agreed by Bi-Optic and Pacific;

(e)

no adverse material change shall have occurred in the business, affairs, financial condition or operations of Bi-Optic or Pacific after the Effective Date;

(f)

Bi-Optic shall have obtained all required shareholder approvals for the Acquisition, the Name Change, and the transactions contemplated herein;

(g)

Pacific shall have acquired the Assets from PRB on terms and conditions acceptable to Bi-Optic in its sole discretion;

(h)

Bi-Optic shall have entered into a consulting agreement with PRB to be effective on the Closing; and

(i)

all consents being obtained from all third parties that are necessary to complete the Acquisition without causing other liabilities or claims by third parties.

8.2

In favour of Bi-Optic – Bi-Optic’s obligations under this Agreement are subject to the fulfilment of the following conditions:

(a)

the Pacific Shareholders, Pacific, and PRB shall have complied with all of their respective covenants and agreements contained in this Agreement;

(b)

the representations and warranties of the Pacific Shareholders and Pacific or any one of them shall be completely true as if such representations and warranties had been made by the Pacific Shareholders, Pacific as of the Time of Closing;

(c)

all documents necessary or, in the view of counsel to Bi-Optic, appropriate, to complete the transfer of legal and beneficial ownership of all Pacific Shares shall have been delivered at the Closing;

(d)

at the time of Closing, Pacific shall have delivered the resignations of directors and officers of Pacific contemplated herein and such other documentation as is necessary to appoint the proposed nominees to the Board of Directors of Pacific;

(e)

the results of Bi-Optic’s due diligence investigations being satisfactory to Bi-Optic, in its sole discretion;

(f)

except as previously disclosed to and consented to by the other parties, the absence of any material transaction out of the ordinary course of business of Bi-

Optic or any material adverse change in Bi-Optic’s financial condition, assets or liabilities (contingent or otherwise); and

(g)

Pacific and the Pacific Shareholders having satisfied their respective covenants under section 5.1 of this Agreement.

The conditions precedent set forth above are for the exclusive benefit of Bi-Optic and may be waived by it in whole or in part on or before the Time of Closing.

8.3

In favour of Pacific and the Pacific Shareholders – Pacific and the Pacific Shareholders' respective obligations under this Agreement are subject to the fulfilment of the following conditions:

(a)

Bi-Optic shall have complied with all of its covenants and agreements contained in this Agreement;

(b)

the representations and warranties of Bi-Optic shall be completely true as if such representations and warranties had been made by Bi-Optic as of the Time of Closing;

(c)

all documents necessary or, in the view of counsel to Pacific, appropriate, to complete the Name Change immediately before the Closing shall have been signed and delivered into escrow at the Closing of the Acquisition for completion of such matters immediately prior to Closing and subsequent release and delivery to the respective parties;

(d)

Bi-Optic not having more than 10,021,235 common shares issued and outstanding on a fully diluted basis (that is, including common shares issuable on exercise or conversion of outstanding convertible securities) on the Closing Date, before the issuance of the Bi-Optic Shares to the Pacific Shareholders on the Closing of the Acquisition, and any securities issued under the Private Placement;

(e)

at the time of Closing, Bi-Optic shall have delivered the resignations of directors and officers of Bi-Optic contemplated herein and such other documentation as is necessary to appoint the proposed nominees to the Board of Directors of Bi-Optic;

(f)

Bi-Optic having satisfied its covenants under section 5.2 of this Agreement;

(g)

the results of the Pacific Shareholders’ due diligence investigations being satisfactory to the Pacific Shareholders, in their discretion; and

(h)

except as previously disclosed to and consented to by the other parties, the absence of any material transaction out of the ordinary course of business of Bi-Optic or any material adverse change in Bi-Optic’s financial condition, assets or liabilities (contingent or otherwise).

The conditions precedent set forth above are for the exclusive benefit of the Pacific Shareholders and may be waived by each of them in whole or in part on or before the Time of Closing.

8.4

Termination – In the event that the conditions set out in sections 8.1 to 8.3 are not satisfied or waived prior to 5:00 p.m. (Vancouver time) on April 30, 2007, or such later date that the parties may mutually agree upon, this Agreement shall terminate and be of no further force and effect.

9.

REPRESENTATIONS AND WARRANTIES

9.1

Concerning Bi-Optic - In order to induce Pacific and the Pacific Shareholders to enter into this Agreement and complete their respective obligations hereunder, Bi-Optic represents and warrants to the Pacific Shareholders that:

(a)

Bi-Optic was, and remains, duly incorporated under the laws of the Province of British Columbia and is in good standing with respect to the filing of annual reports with the British Columbia Registrar of Corporations and is not in default of any requirement of the Business Corporations Act (British Columbia);

(b)

Bi-Optic is a "reporting issuer" in British Columbia and Alberta as that term is defined in the Securities Act and is not in default of any requirement of the Securities Act;

(c)

the common shares of Bi-Optic are listed and trading on the NEX board of the Exchange and Bi-Optic is not in default of any requirement of its Listings Agreement with the NEX board of the Exchange;

(d)

Bi-Optic is authorized to issue an unlimited number of shares, of which 10,012,235 common shares are issued and outstanding as at the date hereof;

(e)

there are no commitments, plans or arrangements of any kind whatsoever to issue shares of Bi-Optic, nor are there any outstanding securities of any kind whatsoever calling for the issuance of any of the unissued shares of Bi-Optic save and except as follows:

(i)

the shares of Bi-Optic to be issued or allotted pursuant to this Agreement; and

(ii)

any shares of Bi-Optic to be issued pursuant to the Private Placement which may close following the Closing of the Acquisition;

(f)

upon their issuance, the Bi-Optic Shares will be validly issued and outstanding, fully paid and non-assessable common shares of Bi-Optic registered as directed by the Pacific Shareholders, free and clear of all trade restrictions (except as provided for herein) and liens, charges or encumbrances of any kind whatsoever;

(g)

all prospectuses, exchange offering prospectuses, offering memoranda, filing statements, information circulars, material change reports, shareholder communications, press releases and other disclosure documents of Bi-Optic including, but not limited to, financial statements, each meet their respective disclosure requirements as set out in the governing legislation or policy, and, where applicable, they contain no untrue statement of a material fact (as that term is defined in the Securities Act) as at the date thereof nor do they omit to state a material fact which, at the date thereof, was required to have been stated or was necessary to prevent a statement that was made from being false or misleading in the circumstances in which it was made;

(h)

the Bi-Optic Financial Statements and any interim quarterly financial statements are true and correct in every material respect and present fairly and accurately the financial position and results of the operations of Bi-Optic for the period then ended and the Bi-Optic Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis;

(i)

the books and records of Bi-Optic disclose all material financial transactions of Bi-Optic, and such transactions have been fairly and accurately recorded;

(j)

there are no material liabilities of Bi-Optic, whether direct, indirect, absolute, contingent or otherwise, which are not disclosed or reflected in the Bi-Optic Financial Statements except those incurred in the ordinary course of business of Bi-Optic since the Effective Date and such liabilities are recorded in the books and records of Bi-Optic;

(k)

since [insert date of last financial statement], there has not been any material adverse change of any kind whatsoever to the financial position or condition of Bi-Optic or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business, assets or listing of Bi-Optic or the right or capacity of Bi-Optic to carry on its business;

(l)

copies of all of the material contracts and agreements of Bi-Optic have been provided to Pacific;

(m)

all tax returns and reports of Bi-Optic required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever have been paid or accrued in the Bi-Optic Financial Statements;

(n)

Bi-Optic has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever in those jurisdictions in which it carries on business;

(o)

Bi-Optic has good and sufficient right and authority to enter into this Agreement and to carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement on Bi-Optic enforceable against it in accordance with its terms and conditions;

(p)

there are no outstanding actions, suits, judgments, investigations or proceedings of any kind whatsoever against or affecting Bi-Optic, at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever nor are there, to the best of its knowledge, any pending or threatened;

(q)

to the best of its knowledge, Bi-Optic is not in breach of any law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever;

(r)

the execution and delivery of this Agreement and the performance of its obligations under this Agreement will not:

(i)

conflict with, or result in the breach or the acceleration of any indebtedness under, or constitute default under, the Notice of Articles and Articles of Bi-Optic, or any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which Bi-Optic is a party or by which it is bound, or any judgment or order of any kind whatsoever of any Court or administrative body of any kind whatsoever by which Bi-Optic is bound; or

(ii)

to the best of its knowledge, result in the violation of any law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever by Bi-Optic.

9.2

Concerning Pacific - In order to induce Bi-Optic to enter into this Agreement and complete its obligations hereunder, Pacific represents and warrants to Bi-Optic that:

(a)

the description of the Product contained herein is accurate and is a fair summary of the key features of the Vira 38 and Vira 38 FluStat;

(b)

the Pacific Financial Statements are true and correct in every material respect and present fairly and accurately the financial position and results of the operations of Pacific for the periods then ended and the Pacific Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis;

(c)

the books and records of Pacific disclose all material financial transactions of Pacific and such transactions have been fairly and accurately recorded;

(d)

except as disclosed in the Pacific Financial Statements:

(i)

no dividends or other distributions of any kind whatsoever on any shares in the capital of Pacific have been made, declared or authorized;

(ii)

Pacific is not indebted to the Pacific Shareholders;

(iii)

none of the Pacific Shareholders or any other officer, director or employee of Pacific is indebted or under obligation to Pacific on any account whatsoever; and

(iv)

Pacific has not guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever;

(e)

there are no material liabilities of Pacific, collectively or individually, whether direct, indirect, absolute, contingent or otherwise, which are not disclosed or reflected in the Pacific Financial Statements except those incurred in the ordinary course of business of Pacific since the Effective Date and such liabilities are recorded in the books and records of Pacific;

(f)

since [date of Pacific financial statements and/or PRB financial statements, as applicable]:

(i)

there has not been any material adverse change of any kind whatsoever in the financial position or condition of Pacific or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or the assets of Pacific or the right or capacity of Pacific to carry on its business;

(ii)

Pacific has not waived or surrendered any right of any kind whatsoever of material value;

(iii)

except as permitted under this Agreement, Pacific has not discharged, satisfied or paid any lien, charge or encumbrance of any kind whatsoever or obligation or liability of any kind whatsoever other than current liabilities in the ordinary course of its business; and

(iv)

the business of Pacific has been carried on in the ordinary course;

(g)

the accounts receivable of Pacific shown on the Pacific Financial Statements are bona fide, good and collectible without set-off or counterclaim;

(h)

all tax returns and reports of Pacific required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of Pacific have been paid or accrued in the Pacific Financial Statements;

(i)

Pacific has been assessed for applicable income tax for all of its full or partial fiscal years to and including its most recently completed fiscal year;

(j)

adequate provision has been made for taxes payable by Pacific for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers or other arrangements of any kind whatsoever providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax or governmental charge of any kind whatsoever by Pacific;

(k)

Pacific is not aware of any contingent tax liabilities of Pacific of any kind whatsoever or any grounds which would prompt a reassessment of Pacific;

(l)

Pacific has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever in those jurisdictions in which Pacific carries on business;

(m)

Pacific has good and sufficient right and authority to enter into this Agreement and to carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement on Pacific enforceable against it in accordance with its terms and conditions;

(n)

there are no outstanding actions, suits, judgments, investigations or proceedings of any kind whatsoever against or affecting Pacific at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever nor are there, to the best of their knowledge, any pending or threatened;

(o)

there are no pensions, profit sharing, group insurance or similar plans or other deferred compensation plans of any kind whatsoever affecting Pacific;

(p)

to the best of its knowledge, Pacific is not in breach of any law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever;

(q)

the execution and delivery of this Agreement and the performance of Pacific’s obligations under this Agreement will not:

(i)

conflict with, or result in the breach or the acceleration of, any indebtedness under, or constitute default under, the charter or constating documents of Pacific, or any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which Pacific is a party, or by which each one of them is bound, or any judgment or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which each one of them is bound; or

(ii)

to the best of its knowledge, result in the violation of any law, ordinance, statute, regulation, by-law, order or decree of any kind;

(r)

Pacific holds all licences and permits that are required for carrying on its business in the manner in which such business has been carried on and in the manner in which such business will need to be carried on in order for Pacific to meet its obligations under this Agreement;

(s)

Pacific is the registered and beneficial owner of the Assets, free and clear of all liens, charges and encumbrances of any kind whatsoever except for the Assumed Contracts;

(t)

the Assets and the License Agreement are in good standing, and Pacific is not aware, after due inquiry, of any breach of, or misrepresentation in, the License Agreement;

(u)

the License Agreement is in full force and effect and is valid and enforceable against the parties thereto in accordance with its terms, and Pacific is, and at all times has been in compliance with all applicable terms and requirements of the License Agreement;

(v)

no payments of any kind whatsoever have been made or authorized by Pacific since October 15, 2006 to or on behalf of the Pacific Shareholders or to or on behalf of any of the directors, officers or key employees of Pacific, except in accordance with those compensation arrangements previously disclosed to Bi-Optic, or except as contemplated by this Agreement;

(w)

Pacific is not now, and has never been, a party to any collective agreement with any labour union or other association of employees of any kind whatsoever;

(x)

copies of all of the material contracts and agreements of Pacific have been provided to Bi-Optic;

(y)

to the best of its knowledge, information and belief, all documents and written information delivered by Pacific or its representatives under this Agreement to Bi-Optic or its representatives are complete and correct in all material respects as of the date of this Agreement;

(z)

to the best of its knowledge, information and belief, neither Pacific nor its management has withheld from Bi-Optic any material information necessary to enable Bi-Optic to make an informed assessment and valuation of the business, assets and liabilities of Pacific;

(aa)

Pacific is duly incorporated under the laws of Nevada, and is in good standing with respect to the filing of annual returns with all regulatory authorities and the Registrar of Corporations for Nevada;

(bb)

Pacific is authorized to issue common shares, of which 17,500,000 such shares are issued and outstanding, registered in the names of the Pacific Shareholders, and are validly issued, fully paid and non-assessable common shares not subject to any trading restrictions, and at Closing there will not be any more than 20,000,000 shares issued;

(cc)

except for the Pacific Shares, there are no other shares, options, warrants, convertible notes or debentures, agreements, documents, instruments or other writings of any kind whatsoever which constitute a "security" of Pacific (as that term is defined in the Securities Act) and, except as is provided for in this Agreement, to the best of their knowledge, there are no options, agreements, rights of first refusal or other rights of any kind whatsoever to acquire all or any part of the Pacific Shares or any interest in them from the Pacific Shareholders or from any one of them;

(dd)

the charter documents of Pacific have not been altered since the incorporation of Pacific or, if they have been, all such alterations are contained and reflected in the minute book of Pacific; and

(ee)

all of the material transactions of Pacific have been promptly and properly recorded or filed in, or with, the books or records of Pacific and the minute books of Pacific contain all records of the meetings and proceedings of shareholders and directors of Pacific since its incorporation.

9.3

Concerning the Pacific Shareholders - In order to induce Bi-Optic to enter into this Agreement and complete its obligations hereunder, each of the Pacific Shareholders represents and warrants to Bi-Optic solely with respect to itself that:

(a)

the Pacific Shareholder is the legal and beneficial owner of the Pacific Shares registered in its name;

(b)

the Pacific Shareholder has complete and unrestricted right, power and authority to transfer legal and beneficial title in and to its Pacific Shares to Bi-Optic free and clear of all liens, claims, charges and encumbrances whatsoever;

(c)

the Pacific Shareholder has not granted to anyone any option or right to acquire any of its Pacific Shares;

(d)

if a corporation, the Pacific Shareholder has taken all necessary corporate actions to permit and authorize the sale of its Pacific Shares to Bi-Optic ;

(e)

the Pacific Shareholder acknowledges and agrees to be bound by any restrictions on the resale of the shares of Bi-Optic issued to it on the completion of this Agreement that may be imposed by applicable laws, the Exchange or by any broker that assists Bi-Optic or Pacific in any fundraising;

(f)

the Pacific Shareholder has had the opportunity to obtain independent legal advice prior to entering into this Agreement.

9.4

Survival – The representations and warranties made by the parties under this Part 9 are true and correct as of the Time of Closing and shall be true and correct at the Time of Closing as though they were made at that time, and should such not be the case, the parties to whom the representations and warranties were made shall be entitled, for a period of one year following the Closing, to seek remedy against that party for any such misrepresentation or breach of warranty.  After the expiration of such one-year period, no party shall have any further liability with respect to any breach of any representation or warranty contained herein, except for those alleged breaches for which notice has been given prior to the end of such one-year period.

9.5

No limit on rights – The parties jointly and severally acknowledge and agree, each with the other that a party’s investigations shall in no way limit or otherwise adversely affect that party’s rights under the representations and warranties given to it by any other party under this Agreement.

9.6

Limitations on Representations and Warranties – The parties shall not be deemed to have made any representation or warranty other than as expressly made herein.

10.

CLOSING

10.1

Closing Date - The Closing shall take place at the Time of Closing on the Closing Date, or such other time, date or place as the parties may mutually agree upon.

10.2

Deliveries by Pacific and the Pacific Shareholders - At the Closing, Pacific, Pacific and the Pacific Shareholders shall deliver to Bi-Optic the following documents:

(a)

a certified true copy of the resolutions of the directors and, if necessary, the shareholders of Pacific evidencing that the Board of Directors and, if applicable, the Pacific Shareholders have approved this Agreement and all of the transactions of Pacific and the Pacific Shareholders contemplated hereunder and the resolutions shall include specific reference to:

(i)

the sale and transfer of the Pacific Shares from the Pacific Shareholders to Bi-Optic as provided for in this Agreement;

(ii)

the cancellation of the certificates (the "Old Certificates") representing the Pacific Shares held by the Pacific Shareholders; and

(iii)

the issuance of one or more new certificate(s) (the "New Certificates") representing the Pacific Shares registered in the name of Bi-Optic;

(b)

the Old Certificates, and if required, with the form of transfer on the reverse duly executed for transfer or accompanied by a duly executed stock power of attorney;

(c)

the New Certificates;

(d)

the Escrow Agreement;

(e)

the solicitors for Pacific shall deliver an opinion dated as of the Closing Date, in a form reasonably acceptable to Bi-Optic and its lawyers;

(f)

a certificate signed by authorized representatives of each of Pacific and the Pacific Shareholders that the representations and warranties of Pacific and the

Pacific Shareholders, respectively, contained in this Agreement are true and correct in every respect as of the Time of Closing on the Closing Date;

(g)

if the parties settle on a mutually acceptable form of closing agenda prior to the Time of Closing, then such other Closing documents as are listed on that closing agenda to be delivered by Pacific; and

(h)

if the parties choose not to or are unable to settle on a mutually acceptable form of closing agenda prior to the Time of Closing, then such other materials that are, in the opinion of Bi-Optic acting reasonably, required to be delivered by the Pacific Shareholders and by Pacific in order for them to meet their obligations under this Agreement.

10.3

Deliveries by Bi-Optic - At the Time of Closing on the Closing Date, Bi-Optic shall deliver to the Pacific Shareholders:

(a)

certified true copies of the resolutions of the directors evidencing the approval of this Agreement and all of the transactions of Bi-Optic contemplated hereunder;

(b)

certified true copies of the resolutions of the shareholders of Bi-Optic evidencing the approval of this Agreement and the transactions contemplated hereunder;

(c)

evidence of the Regulatory Approval;

(d)

certificates representing the Bi-Optic Shares registered in the respective names of the Pacific Shareholders;

(e)

a certificate signed by two directors or officers of Bi-Optic that the representations and warranties of Bi-Optic contained in this Agreement are true and correct in every respect as of the Time of Closing on the Closing Date;

(f)

if the parties settle on a mutually acceptable form of closing agenda prior to the Time of Closing, then such other Closing documents as are listed on that closing agenda as Closing documents to be delivered by Bi-Optic; and

(g)

if the parties choose not to or are unable to settle on a mutually acceptable form of closing agenda prior to the Time of Closing, then such other materials that are, in the opinion of Pacific acting reasonably, required to be delivered by Bi-Optic in order for it to meet its obligations under this Agreement.

11.

ORDINARY COURSE

Until the Closing, neither Pacific nor Bi-Optic shall, without the prior written consent of the other parties, enter into any contract in respect of its business or assets, other than in the ordinary course of business, and each party shall continue to carry on its business and maintain its assets in the ordinary course of business, with the exception of reasonable costs incurred in connection with the Closing and the Private Placement, and, without limitation, but subject to the above exceptions, shall maintain payables and other liabilities at levels consistent with past practice, shall not engage in any extraordinary material transactions and shall make no distributions, dividends or special bonuses, shall not repay any shareholders’ loans, or enter into or renegotiate any employment or consulting agreement with any senior officer, in each case without the prior written consent of the other.

12.

STANDSTILL AGREEMENT

From the date of the acceptance of this Agreement until completion of the transactions contemplated herein or the earlier termination hereof, Pacific and Bi-Optic will not, directly or indirectly, solicit, initiate, assist, facilitate, promote or encourage proposals or offers from, entertain or enter into discussions or negotiations with, or provide information relating to the securities, business, operations, affairs or financial condition of Pacific or Bi-Optic to any persons, entity or group in connection with the acquisition or distribution of any securities of Pacific or Bi-Optic, or any amalgamation, merger, consolidation, arrangement, restructuring, refinancing, sale of any material assets or part thereof in connection with Pacific or Bi-Optic, unless such action, matter or transaction is part of the transactions contemplated in this Agreement or is satisfactory to, and is approved in writing in advance by the other party hereto or is necessary to carry on the normal course of business.

13.

PUBLIC DISCLOSURE

No disclosure or announcement, public or otherwise, in respect of this Agreement or the transactions contemplated herein will be made by Pacific or the Pacific Shareholders without the prior written agreement of Bi-Optic as to timing, content and method, provided that the obligations herein will not prevent any party from making, after consultation with the other parties, such disclosure as its counsel advises is required by applicable laws or the rules and policies of the Exchange or as is required to carry out the transactions contemplated in this Agreement or the obligations of any of the parties hereto.

Unless and until the transactions contemplated in this Agreement will have been completed, except with the prior written consent of the other parties, each of the parties and its respective employees, officers, directors, shareholders, agents, advisors and other representatives will hold all information received from the other party in strictest confidence, except such information and documents available to the public or as are required to be disclosed by applicable law.

All such information in written or electronic form and documents will be promptly returned to the party originally delivering them in the event that the transactions provided for in this Agreement are not completed.

14.

POWER OF ATTORNEY

14.1

Grant of Power of Attorney - Each of the Pacific Shareholders hereby irrevocably nominates, constitutes and appoints Theodore Y. Nitta and Charles B. Hensley, or either of them, with full power of substitution, as his or her agent and true and lawful attorney to act on behalf of such Pacific Shareholder, with full power and authority in the name, place and stead of the such Pacific Shareholder to execute, under seal or otherwise, and deliver, when, as and where required, any instruments, deeds, agreements, documents, amendments to this Agreement, consents, approvals, waivers or share certificates which may be required to satisfy the Pacific Shareholders' obligations under this Agreement and to complete the transfer of the Pacific Shares to Bi-Optic in accordance with the terms of this Agreement.

14.2

Power of Attorney Irrevocable - The power of attorney granted herein is an irrevocable power coupled with an interest and it shall survive the death, disability, mental infirmity, or bankruptcy of the Pacific Shareholder and extends to the heirs, executors and administrators and other legal representatives and successors and assigns of the Pacific Shareholder.  In accordance with the Power of Attorney Act (British Columbia), each Pacific Shareholder hereby declares that this power of attorney may be exercised during any subsequent mental infirmity on such Pacific Shareholder's part.

14.3

Binding Nature - Each Pacific Shareholder agrees to be bound by any representation by and any actions made or taken in by Theodore Y. Nitta or Charles B. Hensley pursuant to this power of attorney in accordance with the terms hereof and hereby waives any and all defenses which may be available to the Pacific Shareholder to contest, negate or disaffirm the action of Theodore Y. Nitta or Charles B. Hensley, as the case may be, taken under this power of attorney.  Theodore Y. Nitta and Charles B. Hensley shall not be liable to the Pacific Shareholder for any act done or omitted hereunder as attorney for the Pacific Shareholder.

15.

GENERAL

15.1

Time - Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the parties of this paragraph or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.

15.2

Waiver - No failure or delay on the part of any party in exercising any power or right under this Agreement will operate as a waiver of such power or right.  No single or partial exercise of any right or power under this Agreement will preclude any further or other exercise of such right or power.  No modification or waiver of any provision of this Agreement and no consent to any departure by any party from any provision of this Agreement will be effective until the same is in writing.  Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given.  No notice to or demand on any party in any circumstances will entitle such party to any other or further notice or demand in similar or other circumstances.

15.3

Entire agreement - This Agreement constitutes the entire Agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein. In particular, upon the execution and delivery of this Agreement, the Letter of Intent dated June 5, 2006, as amended, made between the parties, is hereby terminated and of no further force and effect.

15.4

Further assurances - The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing, reasonably require of the others in order that the full intent and meaning of this Agreement is carried out.  The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the Closing of this Agreement, shall survive the Closing of this Agreement.

15.5

Amendments - No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by all of the parties to this Agreement.

15.6

Notices - Any notice, request, demand, election and other communication of any kind whatsoever to be given under this Agreement shall be in writing and shall be delivered by hand, e-mail or by fax to the parties at their following respective addresses:

To Pacific or the Pacific Shareholders:

Pacific Bio-Pharmaceuticals Inc.
Suite 243 – 2680 Shell Road

Richmond, British Columbia, Canada
V6X 4C9

Attention:

Mr. Theodore Y. Nitta

Fax:

604-244-1450
Email:

tedn@axion.net

and to:

Petillon & Hiraide LLP
1260 – 21515 Hawthorne Blvd
Torrance, California, USA

90503

Attention:

Mark Hiraide

Fax:

310-543-0550
Email:

mhiraide@corplawp-h.com

To Bi-Optic:

Bi-Optic Ventures Inc.
Suite 1518 – 1030 West Georgia Street
Vancouver, British Columbia
V6E 2Y3
Attention:

Harry Chew

Fax:

604-689-1289
Email:

hchew@axion.net

and to:

DuMoulin Black LLP

10th Floor, 595 Howe Street

Vancouver, British Columbia

V6C 2T5

Attention

Paul Visosky

Fax:

604-687-8772

Email:

pvisosky@dumoulinblack.com

or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph, and the party sending such notice should request acknowledgment of delivery and the party receiving such notice should provide such acknowledgment.  Notwithstanding whether or not a request for acknowledgment has been made or replied to, whether or not delivery has occurred will be a question of fact.  If a party can prove that delivery was made as provided for above, then it will constitute delivery for the purposes of this Agreement whether or not the receiving party acknowledged receipt.

15.7

Assignment - This Agreement may not be assigned by any party hereto without the prior written consent of all of the parties hereto.

15.8

Governing law - This Agreement shall be subject to, governed by, and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and the parties hereby attorn to the non-exclusive jurisdiction of the Courts of British Columbia.

23

15.9 **Counterparts** - This Agreement may be signed by fax and in counterpart, and each copy so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

15.10 **Severability** - If any one or more of the provisions contained in this agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless in either case as a result of such determination this agreement would fail in its essential purpose.

15.11 **Enurement** – This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, permitted assigns, trustees, representatives, heirs and executors.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Effective Date first above written.

BI-OPTIC VENTURES INC.

____

Authorized Signatory

PACIFIC BIO-PHARMACEUTICALS INC.

____

Authorized Signatory

PRB PHARMACEUTICALS INC.

____

Authorized Signatory

PAV\394301\PACIFIC BIOPHARMACEUTICALS\3262C

24

Charles B. Hensley

Theodore Y. Nitta

Richard S. Pyo

Shahriar Pourdanesh

PAV\394301\PACIFIC BIOPHARMACEUTICALS\3262C

23

contained herein will not in any way be affected or impaired thereby, unless in either case as a result of such determination this agreement would fail in its essential purpose.

15.11 **Enurement** – This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, permitted assigns, trustees, representatives, heirs and executors.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Effective Date first above written.

BI-OPTIC VENTURES INC.

Authorized Signatory

PACIFIC BIO-PHARMACEUTICALS INC.

Authorized Signatory

PRB PHARMACEUTICALS INC.

Authorized Signatory

24

Charles B. Hensley

Theodore Y. Nitta

Richard S. Pyo

Shahriar Pourdanesh

SCHEDULE A

TO THE SECURITIES EXCHANGE AGREEMENT
DATED March 22, 2007

Pacific SHAREHOLDERS

Name	Number of Pacific Shares Owned	Number of Bi-Optic Shares to be Issued
PRB Pharmaceuticals Inc.	10,500,000	10,500,000
Theodore Y. Nitta	3,000,000	3,000,000
Charles B. Hensley	3,000,000	3,000,000
Richard S. Pyo	500,000	500,000
Shahriar Pourdanesh	500,000	500,000
Total

SCHEDULE B

TO THE SECURITIES EXCHANGE AGREEMENT
DATED March 22, 2007

THE ASSETS

Exclusive license (a) to market, sell, and distribute the Product anywhere in the world except in the Territory, and (b) to use the trademarks "Vira 38" and "Vira 38 FluStat" and any other marks used by PRB with the Product in the Territory, and to use the Technology (as defined in the License Agreement) and Intellectual Property Assets (as defined in the License Agreement) in the Territory solely in connection with marketing, selling and distributing the Product for use as a flu vaccine in the Territory.

SCHEDULE C

TO THE SECURITIES EXCHANGE AGREEMENT
DATED March 22, 2007

ASSUMED CONTRACTS

1.

 [Lees Pharmaceuticals – REQUIRE ACTUAL CONTRACT DETAILS HERE]

2.

[ASTOP Biohealth – REQUIRE ACTUAL CONTRACT DETAILS HERE]